STARBOARD INVESTMENT TRUST

ADAPTIVE GROWTH OPPORTUNITIES FUND
(Formerly, Cavalier Growth Opportunities Fund)

Supplement dated October 29, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated October 1, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be retained and read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Adaptive Growth Opportunities Fund (the “Fund”).

At meetings held on September 24, 2020 and October 8, 2020 and through a written consent in lieu of a meeting dated October 23, 2020, the Board of Trustees of the Starboard Investment Trust (the “Board”) approved the reorganization of the Adaptive Growth Opportunities Fund (the “Mutual Fund”) into an exchange-traded fund (the “Reorganization”). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization  whereby the Mutual Fund will transfer all of its assets and liabilities to the Adaptive Growth Opportunities ETF (the “ETF”), a newly organized series of the Starboard Investment Trust in a tax-free reorganization.  The investment objective, principal investment strategies, and portfolio management will remain the same after the Reorganization.  A Combined Information Statement and Prospectus containing information on the ETF, reasons for the proposed Reorganization and benefits to the Mutual Fund’s shareholders will be mailed before the consummation of the Reorganization to shareholders of the Mutual Fund.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference